Exhibit 10.82

Subscriber: _____________________________________________

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Subscription Agreement”) is entered into by and between Fusion Telecommunications International, Inc., a Delaware corporation (the “Company” and/or “Fusion”), and the Subscriber(s) whose name appears on the signature page to this Subscription Agreement (the “Subscriber” and, together with other subscribers to the Offering (as hereinafter defined), “Investors”).

This Subscription Agreement is executed and delivered in connection with the offering of 20,000 units (the “Offering” and the “Units,” respectively) at $1,000 per Unit for gross Offering proceeds of $20,000,000, each Unit consisting of (i) one share of Series B-2 Senior Cumulative Convertible Preferred Stock of the Company with a stated value of $1,000 per share (“Preferred Shares”); and (ii) one warrant to purchase shares of common stock, par value $0.01 per share (the “Common Stock”) of the Company (the “Warrant”). There is no minimum offering to be sold.  The Preferred Shares, the shares of Common Stock into which the Preferred Shares may be converted (“Conversion Shares”), the Warrants and the shares of Common Stock for which the Warrants are exercisable (the “Warrant Shares”) are collectively referred to herein as the “Securities.” The Company reserves the right to increase the Offering by up to an additional 4,000 Units at its sole discretion, without notice to Investors or Subscribers. The Units shall be offered in minimum lots of $100,000, which may be reduced at the sole discretion of the Company without notice to Subscribers.

Each Preferred Share may be converted by the registered holder thereof at any time following the date that there are sufficient authorized but unissued shares of Common Stock available to permit (a) all of the then outstanding Preferred Shares to be converted into Conversion Shares and (b) all of the then outstanding Warrants to be exercised for Warrant Shares. The conversion price of the Preferred Shares shall be equal to the stated value of the Preferred Shares divided by $.10 (the “Preferred Conversion Price”).

The Company shall have the right without the consent of or action by the registered holders of the Preferred Shares, commencing on the second anniversary of the initial Closing date of this Offering and after the Share Authorization Date (as hereinafter defined), to cause the conversion of the Preferred Shares into Common Stock, at the Preferred Conversion Price, assuming the volume weighted average price of the Common Stock for a period of ten consecutive trading days has traded at a level of at least 250% of the Preferred Conversion Price.

Each Warrant will be exercisable at any time following the Share Authorization Date for a number of Warrant Shares that is equal to forty (40%) percent of the Stated Value divided by 125% of the Preferred Conversion Price, as adjusted for stock splits, combinations, reclassifications and the issuance of equity securities at a price less than the Warrant Exercise Price.  Each Warrant will be exercisable at a price of 125% of the Preferred Conversion Price (the “Warrant Exercise Price”), for a five-year term commencing on the date of issuance; provided, however, that the Warrants may not be exercised prior to the Share Authorization Date.

The Preferred Shares may not be converted, and the Warrants may not be exercised, until the effective date of the amendment to the Company’s Certificate of Incorporation filed with Secretary of State of the State of Delaware increasing the number of authorized shares of the Company’s Common Stock to such amount as shall permit all of the outstanding shares of Series B-2 Preferred Stock and Warrants to be converted or exercised into the Company’s Common Stock (the “Share Authorization Date”). The Company shall promptly notify holders of the Preferred Shares and Warrants of the Share Authorization Date and shall file a Form 8-K with the SEC within two (2) business days following the Share Authorization Date. The Company shall file with the Securities and Exchange Commission (“SEC”), within thirty (30) days following the initial  Closing of this Offering, a proxy statement with the SEC seeking stockholder authorization to increase the number of authorized shares of Common Stock to permit (a) all of the Preferred Shares to be converted and (b) all of the Warrants to be exercised (the “Stockholder Approval”); provided, however, that Fusion may defer the filing of the proxy or information statement for up to thirty (30) days if Fusion in good faith expects to complete its acquisition of assets from Broadvox/Cypress during such thirty (30) day period. While the Company believes it will obtain the requisite number of votes to approve Stockholder Approval for the increase in authorized shares, it has not obtained proxies from stockholders assuring approval at this time.

The Units are being offered to Investors by the Company and may be offered through selected selling agents as may be engaged by the Company (“Selling Agents”).  The terms of the Offering and the Securities are more fully described in the Confidential Private Placement Memorandum dated December 11, 2013 (the “Memorandum”).  The Company is offering the Units for sale on those terms on a “reasonable efforts” basis until all of the Units are sold or the Offering is withdrawn or terminated, whichever occurs first.

The Offering will commence on the date of the Memorandum and will continue for a period of 60 days or the earlier sale of all of the Units or the Company’s termination or withdrawal of the Offering (the “Offering Period”). Fusion may extend the Offering Period in its sole discretion, without notice to or consent of Investors, for two additional periods of 30 days each.

The Company may hold one or more closings at any time (each a “Closing”) in its sole discretion, but no earlier than two business days prior to the anticipated closing date of the Broadvox/Cypress asset acquisition. Following each Closing, the Company will file such disclosure of sales of Units as may be required under rules and regulations of the SEC.

The Company and one of the Selling Agents will appoint an escrow agent to hold all subscription funds in a non-interest bearing escrow account.  In the event a prospective Investor’s subscription is not accepted for any reason, in the sole discretion of the Company, the escrow agent will return the purchase price to the prospective Investor without interest or deduction.   The Company, a Selling Agent and the escrow agent will enter into an escrow agreement (the “Escrow Agreement”).  The escrow agent shall not release the subscription funds to the Company more than two business days prior to the anticipated Broadvox/Cypress asset acquisition .

This Subscription Agreement, the Form of Purchaser Questionnaire, the Form of Warrant, the Form of Certificate of Designation for the Preferred Shares, and the Form of Registration Rights Agreement are attached to the Memorandum as Exhibits and are collectively referred to as the “Transaction Documents”).

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

A. General.

1.	Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to Subscriber, the dollar amount of Units set forth on the signature page hereof.

2.
Subscriber herewith tenders to the Company the entire amount of the purchase price by check made payable to the order of “BNY Mellon, Escrow Agent for Fusion Telecommunications International, Inc.,” or Subscriber has paid the entire amount of the purchase price by wire transfer of immediately available funds to:

Bank Name: BNY Mellon, National Association
ABA Number: 043000261
Account Number: 0001108013
Account Name: Fusion Telecommunications Intl Inc., BNY Mellon, NA Escrow Agent
Re: Private Placement - (Subscriber’s Name)

3.
Subscriber herewith delivers to the Company a completed and signed Subscription Agreement and completed and signed Qualified Purchaser Questionnaire (“Qualified Purchaser Questionnaire”) for the purchase of the Units.

4.
Such funds will be held for the Subscriber’s benefit. Subscriber will not be a stockholder until such time as Subscriber’s subscription is accepted by the Company and a Closing of the purchase and sale of the Units being subscribed for by Subscriber takes place. Until such time as Subscribers subscription is accepted or rejected, as the case may be, this subscription shall be irrevocable and Subscriber will not have access to its subscription funds.

5.
In the event the Company in its sole discretion determines to offer Units with improved terms or conditions to any investor during the term of the Offering, each investor shall have the option but not the obligation to receive Units with such improved terms or conditions.  The Company shall provide written notice to the investor setting forth the terms of the alternate securities, together with a form of election (the “Election Form”).  Subscriber shall have a period of ten (10) business days to return the Election Form to the Company in order to choose the alternative securities.  In the event the Subscriber does not return the Election Form to the Company within such ten (10) day period, the Subscriber shall be deemed to have confirmed the subscription to the original Offering.

A.1.           Closing Conditions.

1.	The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

a.	this Subscription Agreement, the Qualified Purchaser Questionnaire and the Registration Rights Agreement shall have been duly executed and delivered to the Company;

b.	the accuracy in all material respects on the Closing of the representations and warranties of the Subscriber contained herein (unless as of a specific date therein);

c.	all obligations, covenants and agreements of each Subscriber required to be performed at or prior to the Closing shall have been performed;

d.
no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Authority (as hereinafter defined) of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Subscription Agreement; and

e.
no action, suit or proceeding before any arbitrator or any Governmental Authority shall have been commenced, and no investigation by any Governmental Authority shall have been threatened, against the Company or any Subscriber, or any of the officers, directors or affiliates of the Company or any Subscriber seeking to restrain, prevent or change the transactions contemplated by this Subscription Agreement, or seeking damages in connection with such transactions.

2.	The obligations of the Subscriber hereunder in connection with the Closing are subject to the following conditions being met:

a.
the stock certificates representing the  Preferred Shares, the Warrants, the Registration Rights Agreement and the Escrow Agreement shall have been duly executed by the Company and delivered to the Subscriber;

b.
the closing conditions of the Broadvox/Cypress asset acquisition have been met by the Company and the sellers of the Broadvox/Cypress assets and the closing of such asset acquisition shall occur simultaneously with, or within two business days of,  the Closing;

c.
the closing conditions of the debt financing for the Broadvox/Cypress asset acquisition have been met by the Company and the lenders to the financing and the closing of such financing shall occur simultaneously with, or within two business days of,  the Closing;

d.	no defaults exist under the Company’s $16.5 million senior note facility;

e.	the accuracy in all material respects when made and on the Closing of the representations and warranties of the Company contained herein (unless as of a specific date therein);

f.	all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

g.
as of the Closing date, trading in the Company’s Common Stock shall not have been suspended by the SEC or the OTCQB Marketplace, and, at any time prior to the date of the Closing, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any trading market or national stock exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Subscriber, makes it impracticable or inadvisable to purchase the Securities at the Closing;

h.	a legal opinion of the Company’s counsel, dated as of the Closing Date, executed by such counsel and addressed to the subscribers and the selling agents;

i.	consent of the holders of Series A-1, A-2 and A-4 Preferred Stock to the issuance of the Series B-2 Preferred Stock;

j.
no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Subscription Agreement; and

k.
no action, suit or proceeding before any arbitrator or any Governmental Authority shall have been commenced, and no investigation by any Governmental Authority shall have been threatened, against the Company or any Subscriber, or any of the officers, directors or affiliates of the Company or any Subscriber seeking to restrain, prevent or change the transactions contemplated by this Subscription Agreement, or seeking damages in connection with such transactions.

B. Securities offered have not been registered under the Securities Act of 1933, as amended

Subscriber acknowledges that (i) the Securities have not been registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or the securities laws of any state; (ii) absent registration, any resale or other transfer of the Securities must be made in compliance with the Securities Act; (iii) the Securities are being offered for sale in reliance upon exemptions from registration contained in the Securities Act and applicable state securities laws; and (iv) the Company's reliance upon such exemption is based in part upon Subscriber's representations, warranties and agreements contained in this Subscription Agreement and in the Qualified Purchaser Questionnaire that Subscriber is also delivering to the Company.

C. Representations, Warranties, Acknowledgements and Agreements

1.	In order to induce the Company to accept this Subscription Agreement, Subscriber represents and warrants to, and acknowledges and covenants with, the Company as follows:

a.
Subscriber understands that (i) this Subscription Agreement may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion, and (ii) this Subscription Agreement shall survive Subscriber's death, disability or insolvency, except that Subscriber shall have no obligation in the event that this Subscription Agreement is rejected by the Company.  In the event that the Company does not accept Subscriber's subscription, or if the Offering is terminated for any reason, Subscriber's subscription payment (or portion thereof, as the case may be) will be returned to Subscriber without interest or deduction.

b.
Subscriber has carefully read this Subscription Agreement, the Qualified Purchaser Questionnaire, and the Memorandum, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (including, without limitation, the risks set forth under the heading “Risk Factors”) and the Company’s Reports on Form 8-K which are attached as exhibits to the Memorandum.  In making the decision to invest in the Units, Subscriber has relied upon the information provided by the Company in the Memorandum (including the Exhibits thereto), as well as the SEC Documents (as hereinafter defined) and this Subscription Agreement (together with the Memorandum and the SEC Documents, the “Offering Materials”).  Subscriber has been advised to discuss with his, her, or its counsel the representations, warranties and agreements which Subscriber is making by signing this Subscription Agreement, the applicable limitations upon Subscriber's resale of the Securities, and the investment, tax and legal consequences of this Subscription Agreement. No oral or written representations have been made and no oral or written information has been furnished to the Subscriber or his advisor(s) in connection herewith that were in any way inconsistent with the information set forth in the Offering Materials and Subscriber disclaims reliance on any statements made or information provided by the Company, the Selling Agent(s) or any of their respective employees, counsel or agents or any other person or entity in the course of Subscriber’s consideration of an investment in the Units other than those set forth in the Offering Materials.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

c.	Subscriber understands that no federal or state agency has made any finding or determination regarding the fairness of the Offering, or any recommendation or endorsement of the Securities.

d.
Subscriber is purchasing the Units for Subscriber's own account, with the intention of holding the Units for investment purposes, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities; and Subscriber agrees not to make any sale, transfer or other disposition of the Securities without registration under the Securities Act and applicable state securities laws unless counsel acceptable to the Company is of the opinion that such registration is not required. Subscriber is not acquiring the Securities, or any interest therein, on behalf of another person and Subscriber, if an entity, was not formed for the purpose of purchasing the Units.

e.
Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to Subscriber's net worth, and Subscriber's investment in the Units will not cause such overall commitment to become excessive.

f.	Subscriber, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in his or her investment in the Units.

g.
Subscriber is an “Accredited Investor” as that term is defined in Rule 501(a) under Regulation D promulgated by the SEC under the Securities Act.  Subscriber is financially able to bear the economic risk of this investment, including the ability to afford holding the Securities for an indefinite period or to afford a complete loss of this investment.

h.
The address shown on the signature page to this Subscription Agreement is Subscriber's principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

i.
Subscriber, together with any offeree representatives of Subscriber (as identified in the Qualified Purchaser Questionnaire) has such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of an investment in the Securities.  Subscriber acknowledges that the Offering Materials may not contain all information that is necessary to make an investment decision with respect to the Company and the Units and that Subscriber must rely on his, her or its own examination of the Company and the terms and conditions of the Offering prior to making any investment decision with respect to the Units.

j.
Subscriber has been given the opportunity to ask questions of and receive answers from the Company and its executive officers concerning the business and operations of the Company and the terms, provisions, and conditions of the Offering and to obtain any such additional information that Subscriber deems necessary or advisable to verify the accuracy of the information contained in the Offering Materials, or such other information as Subscriber desired in order to evaluate an investment in the Company; and Subscriber availed himself, herself or itself of such opportunity to the extent considered appropriate in order to evaluate the merits and risks of the proposed investment. To the extent that any such information has not been publicly disclosed, Subscriber agrees to keep all such information confidential unless required to be disclosed by a court or administrative body of competent jurisdiction or until such information is publicly disclosed by the Company.

k.
Subscriber has made an independent evaluation of the merits of the investment and acknowledges the highly speculative nature of an investment in the Units including, without limitation, the information under “Risk Factors” in the Memorandum.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

l.
The information provided by Subscriber in the Qualified Purchaser Questionnaire is true, complete and accurate and Subscriber has duly executed and delivered such Qualified Purchaser Questionnaire and any applicable exhibits thereto.

m.
Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Selling Agent(s) or as otherwise described in the Offering Materials and, in turn, to be paid to its selected dealers).

n.
Subscriber, the Investors other than Subscriber and the Company have entered into a Registration Rights Agreement, of even date hereof (the “Registration Rights Agreement”) which is the exclusive agreement between the Subscriber and the Company with respect to the Company’s obligation to register the Securities for resale; and, accordingly, Subscriber may have to hold the Securities indefinitely and it may not be possible for Subscriber to liquidate his, her or its investment in the Company at the time Subscriber desires to do so. Subscriber has been advised to refrain from purchasing the Securities unless he, she or it can afford a complete loss of his, her or its investment and bear the burden of such loss for an indefinite period of time.

o.	Subscriber, if an individual, is at least 21 years of age.

p.
If at any time prior to issuance of the Securities to Subscriber, any representation or warranty of Subscriber shall no longer be true, Subscriber promptly shall give written notice thereof to the Company specifying which representations and warranties are not true and the reason therefor, whereupon Subscriber's subscription may be rejected by the Company in whole or in part.

q.
The Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC (as hereinafter defined) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC  prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

r.
Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, all of the terms, provisions, and conditions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of laws principles.  Any dispute arising out of or in connection with this Subscription Agreement or the Offering Materials shall be exclusively adjudicated before a court located in the City and County of New York and the parties hereto exclusively submit to the exclusive jurisdiction and venue of the state and local courts of the State of New York located in the City and County of New York and the U.S. District Court for the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum and Subscriber consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as Subscriber shall furnish in writing to the Company.

s.
Subscriber acknowledges that he, she or it understands the meaning and legal consequences of the representations, warranties and acknowledgments contained in this Subscription Agreement and in the Qualified Purchaser Questionnaire, and hereby agrees to indemnify and hold harmless the Company, and each of its stockholders, officers, directors, affiliates, controlling persons, agents and representatives, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including the reasonable fees and expenses of legal counsel) as incurred arising out of or in any manner whatsoever connected with (i) a breach of any representation or warranty of Subscriber contained in this Subscription Agreement or in the Qualified Purchaser Questionnaire, (ii) any sale or distribution by Subscriber in violation of the Securities Act or any applicable state securities laws or (iii) any untrue statement of a material fact made by Subscriber and contained herein or in the Qualified Purchaser Questionnaire, or omission to state herein or in the Qualified Purchaser Questionnaire, a material fact necessary in order to make the statements contained herein or in the Qualified Purchaser Questionnaire, in light of the circumstances under which they were made, not misleading. Subscriber acknowledges that such damage could be substantial since (a) the Securities are being offered without registration under the Securities Act in reliance upon the exemption pursuant to Section 4(a)(2) and/or Regulation D of the Securities Act for transactions by an issuer not involving a public offering and, in various states, pursuant to exemptions from registration, (b) the availability of such exemptions is, in part, dependent upon the truthfulness and accuracy of the representations made by Subscriber herein and in its Qualified Purchaser Questionnaire, and (c) the Company will rely on such representations in accepting Subscriber's Subscription Agreement.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

t.
Subscriber is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to Subscriber in connection with investments in securities generally.

u.
Unless otherwise indicated on a separate sheet of paper that details any such affiliation submitted by Subscriber to the Company along with this completed Subscription Agreement, Subscriber is not affiliated directly or indirectly with a member broker-dealer firm of the Financial Industry Regulatory Authority (“FINRA”) as an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of a FINRA member broker-dealer firm.

v.
Subscriber represents that he, she or it has full power and authority (corporate, statutory or otherwise) to execute and deliver this Subscription Agreement and to purchase the Units.  The execution, delivery and performance of this Subscription Agreement and the Qualified Purchaser Questionnaire will not:  (i) violate, conflict with or result in a default under any provision of the Certificate or By-Laws (or analogous organizational documents), if any, of Subscriber; or (ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to Subscriber. This Subscription Agreement constitutes the legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).  This Subscription Agreement supersedes all prior arrangements or understandings with respect thereto, whether oral or written.  The terms and conditions of this Subscription Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, heirs and assigns.

w.
Subscriber understands that the Company intends to use the net proceeds from the Offering as set forth in the Memorandum to purchase the assets of BroadvoxGo! and Cypress Communications, LLC and for general working capital purposes.

x.	Subscriber understands and agrees that the Preferred Shares may not be converted, and the Warrants may not be exercised, until the Share Authorization Date.

2.	In order to induce Subscriber to execute and deliver this Subscription Agreement, the Company represents and warrants to, and covenants with, Subscriber as follows:

a.
The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company is duly qualified to conduct business and is in good standing in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, and has all power and authority necessary to own or hold its properties, except where the failure to be so qualified or in good standing or have such power and authority, as the case may be, would not result in a material adverse effect on the Company or its operations.

b.
The Company has full power and authority (corporate, statutory or otherwise) to execute and deliver this Subscription Agreement and to sell and deliver the certificates representing the Preferred Shares and Warrants and, after the Share Authorization Date, the Conversion Shares and Warrant Shares.  The execution, delivery and performance of this Subscription Agreement and the issuance of the certificates representing the Preferred Shares and Warrants and, after the Share Authorization Date, the Conversion Shares and Warrant Shares will not: (i) violate, conflict with or result in a default under any provision of the Certificate or By-Laws of the Company; or (ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to the Company. This Subscription Agreement constitutes the legal, valid and binding obligation of Subscriber, enforceable against the Company in accordance with its terms.

c.
Neither the execution and delivery of, nor performance by the Company under, any of the Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of any lien, charge or other encumbrance upon any of the assets of the Company under, any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, any term of the certificate of incorporation or by-laws of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets.

d.
The execution, delivery and performance by the Company of this Subscription Agreement and the Offering and sale of the Units to accredited investors contemplated hereby shall, assuming the representations and warranties of Subscriber are true and correct, be in compliance with the exemptions from registration set forth in Regulation D and/or Section 4(a)(2) of the Securities Act and applicable state securities “blue sky” laws.

e.
Except for the Stockholder Approval to amend the Company’s Certificate of Incorporation increasing the number of authorized shares, no additional permit, license, exemption, consent, authorization or approval of, or the giving of any notice by the Company to, any governmental or regulatory body, agency or authority is required in order for the Company to execute, deliver and perform its obligations hereunder, which has not been made, or will not when required be made, by the Company.  No notice by the Company to any third party, and no consent or approval of any third party, of the Company’s execution, delivery and performance of this Subscription Agreement is required which has not been given or obtained.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

f.
The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2011 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”). As of their respective dates of filing the most recent versions thereof with the SEC, the SEC Documents, together with any amendments thereto, complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable. None of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents, together with the related notes thereto, are true and complete and present fairly, in all material respects, the financial position of the Company as of the date specified and the results of its operations and changes in financial position for the period covered thereby; such financial statements have been prepared in conformity with U.S. generally accepted accounting principles, as applied by the Company (“GAAP”), applied on a consistent basis throughout the periods covered thereby, and the other financial information included or incorporated by reference in the SEC Documents has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.  Such financial statements and related notes were prepared in accordance with U.S. generally accepted accounting principles throughout the period indicated except as may be disclosed in the notes thereto, and except that the unaudited financial statements omit full notes, and except for normal year-end adjustments. Except as set forth in such financial statements, the Company has no material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions or commitments.

g.
Except as disclosed in the Offering Materials no default by the Company or, to the best knowledge of the Company, any other party exists in the due performance under any material agreement to which the Company is a party or to which any of its assets is subject (collectively, the “Company Agreements”) which could reasonably be foreseen to have a material adverse effect on the Company. The Company Agreements are in full force and effect in accordance with their respective terms.

h.
The Company has the requisite power and authority to execute and deliver this Subscription Agreement, and upon receipt of Stockholder Approval and the filing of an amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares, perform its obligations herein, and consummate the transactions contemplated hereby. Upon the acceptance of Subscriber’s subscription by the Company and the execution of this Subscription Agreement by the Company, this Subscription Agreement will be a valid, legal and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

i.
The Company shall file with the SEC, within thirty (30) days following the initial Closing of the Offering, a proxy statement seeking Stockholder Approval to increase Fusion’s authorized shares; provided, however, that Fusion may defer the filing of the proxy or information statement for up to thirty (30) days if Fusion in good faith expects to complete its acquisition of assets from Broadvox/Cypress during such thirty (30) day period. Subscriber acknowledges that the Company can give no assurance that Stockholder Approval will be obtained to increase the number of authorized shares.

j.
Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section C.1 hereof and the accuracy of the information disclosed in the Accredited Purchaser Questionnaires provided by the Subscribers, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers under the Transaction Documents. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the OTCQB Marketplace.

k.
No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the SEC, and holders of warrants to purchase approximately 25.7 million shares of Common Stock.

l.
The Company confirms that it has not provided, and to the Company’s knowledge, none of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized the Selling Agents to provide, any Subscriber or its respective agents or counsel with any information that constitutes material, non-public information regarding the Company or its Subsidiaries except (i) insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section D.5 hereof, or (ii) to such Subscriber, prior to such disclosure, that has agreed to maintain the confidentiality and appropriately restrict its use of such information. The Company understands and confirms that the Subscriber will rely on the foregoing representations in effecting transactions in securities of the Company.

m.
Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section C.1 hereof, none of the Company, its Subsidiaries nor any of its affiliates or any Person acting on its behalf has, directly or indirectly, at any time, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be (x) integrated with prior offerings by the Company for purposes of any applicable law or regulation or (y) aggregated with prior offerings by the Company in a manner that would require the prior approval of the stockholders of the Company prior to the consummation of the transactions contemplated hereby under the rules and regulations of the OTCQB Marketplace on which any of the securities of the Company are listed or designated.

n.	The Company has not offered or sold any of the Securities by any form of general solicitation or general advertising.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

o.
The Company acknowledges and agrees that each of the Subscribers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Subscriber is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Subscriber or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Subscriber’s purchase of the Securities.

p.
No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of the Transaction Documents, the issuance by the Company of any of the Securities or the consummation of any of the transactions contemplated by the Transaction Documents, except for (i) the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the SEC under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the OTCQB Marketplace for the issuance and sale of the Securities and the listing of the Conversion Shares and Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section D.5 hereof and (vi) those that have been made or obtained prior to the date of this Subscription Agreement (collectively, the “Required Approvals”).

q.
Subject to the filing of the Certificate of Designation with the Secretary of State of the State of Delaware, the Preferred Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens imposed by action or inaction of the Company, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. The Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. On the Share Authorization Date, the Conversion Shares issuable upon conversion of the Preferred Shares and the Warrant Shares issuable upon exercise of the Warrants shall have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents and the Conversion Shares and the Warrant Shares will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. Assuming the accuracy of the representations and warranties of the Subscriber in this Subscription Agreement and the representations and warranties of the Selling Agents made to the Company in each of the Selling Agents’ engagement letter, the Securities will be issued in compliance with all applicable federal and state securities laws. As of the date of the Closing and on the Share Authorization Date, the Company shall have reserved from its duly authorized capital stock the number of shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants (without taking into account any limitations on the exercise the Warrants set forth in the Warrants). The Company shall, so long as any of the Preferred Shares and the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the conversion of the outstanding Preferred Shares and exercise of such outstanding Warrants, the number of shares of Common Stock issuable upon exercise of such outstanding Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).

r.
The authorized capital stock of the Company consists of 550,000,000 shares of its Common Stock, par value $0.01 per share, and 10,000,000 shares of its “blank check” Preferred Stock. As of November 30, 2013, there are 303,833,242 shares of Common Stock and 5,045 shares of Series A-1, A-2 and A-4 Preferred Stock issued and outstanding, each having a stated value of $1,000 per share. In addition, there are 141,985,999 shares of Common Stock reserved for issuance in the event of the exercise of outstanding options and warrants, the conversion of outstanding preferred stock, and issuance as dividends on the preferred stock (exclusive of shares of Common Stock issuable as Conversion Shares or Warrant Shares).  All of the outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in the SEC Documents and the Transaction Documents, there are no agreements or arrangements under which the Company is obligated to register the sale of any securities under the Securities Act. Except as set forth in the SEC Documents, no shares of Common Stock are entitled to preemptive rights and there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company, other than as may have been issued or became issuable subsequent to the last filed SEC Document pursuant to the terms of an equity incentive and/or compensatory plan or arrangement maintained by the Company. Except as set forth in the SEC Documents, there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities or as set forth in the SEC Documents, the Company is not a party to any agreement restricting the voting or transfer of any shares of the capital stock of the Company and, to the Company’s knowledge, no such agreements exist. Except as set forth in the SEC Documents, the offer and sale of all capital stock, convertible or exchangeable securities, rights, warrants or options of the Company issued prior to the date of Closing complied with all applicable federal and state securities laws, and no stockholder has any right of rescission or damages or any “put” or similar right with respect thereto. Except as set forth in the SEC Documents, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Subscription Agreement or any of the other Transaction Documents or the consummation of the transactions described herein or therein.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

s.
Since December 31, 2012, except as specifically disclosed in a subsequent SEC Document filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a material adverse effect on the results of operations, assets, business or financial condition of the Company (“Material Adverse Effect”), (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), and (v) the Company has not issued any equity securities to any officer, director or affiliate, except Common Stock issued pursuant to existing Company stock option or upon the exercise of warrants or stock purchase plans or executive and director compensation arrangements disclosed in the SEC Documents. Except for the issuance of the Securities contemplated by the Transaction Documents, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one (1) trading day prior to the date that this representation is made.

t.
Except as described in the SEC Documents, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or any of its Subsidiaries is or may be the subject that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents; no such investigations, actions, suits or proceedings are, to the Company’s knowledge, threatened or contemplated by any governmental or regulatory authority or threatened by others.

u.
No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the Company’s knowledge, is contemplated or threatened. Neither the Company nor any Subsidiary of the Company has any collective bargaining arrangements or agreements covering any of its employees, except as set forth in the SEC Documents. Except as disclosed in the SEC Documents, no officer, consultant or key employee of the Company or any Subsidiary whose termination, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, has terminated or, to the Company’s knowledge, has any present intention of terminating his or her employment or engagement with the Company or any Subsidiary.

v.
Neither the Company nor any of its Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

w.
The Company and each of its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business of the Company as described in the SEC Documents, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and each of its Subsidiaries are in compliance with the requirements of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its Subsidiaries have received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect. The Company has no reason to believe that any party granting any such Governmental Licenses is considering limiting, suspending or revoking the same in any material respect.

x.
The Company and its Subsidiaries have good and valid title in fee simple to, or has valid rights to lease or otherwise use, all items of real and personal property reflected in the financial statements included or incorporated by reference in the SEC Documents that are material to the businesses of the Company and its Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

y.
Except as described in the SEC Documents, (i) the Company owns, possesses or has adequate rights to use the Company Intellectual Property Rights (as defined below), (ii) the Company has not received any written notice of any infringement of, or conflict with, any Intellectual Property Rights of any third party, (iii) the Company is not aware of any third party Intellectual Property Rights that would have a Material Adverse Effect on the ability of the Company to make, use or sell its products, (iv) no third party, including any academic or governmental organization, possesses or could obtain rights to the Company Intellectual Property Rights which, if exercised, could enable such party to develop products competitive with those of the Company, and (v) neither the Company nor any of its Subsidiaries is obligated to pay a material royalty, grant a material license, or provide other material consideration to any third party in connection with the Company Intellectual Property Rights. Except as described in the SEC Documents or as would not have a Material Adverse Effect, (x) the Company is not aware of any facts or circumstances that constitute an infringement by the Company of any valid claim of a third-party patent, (y) the Company is not aware of any facts or circumstances that constitute an infringement by the Company of, or conflict with, any non-patented Intellectual Property Rights of any third party, and (z) the Company is not aware of any facts or circumstances that would render any Company Intellectual Property Rights invalid or unenforceable. For purposes of this Subscription Agreement, “Intellectual Property Rights” means patents, patent rights, patent applications, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names.

z.
The Company and its Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are reasonable and prudent to protect the Company and its Subsidiaries and their respective businesses; and neither the Company nor any of its Subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

aa.
Except as set forth in the SEC Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts, service arrangements or other continuing transactions exceeding $120,000 between (a) the Company or any Subsidiary, on the one hand, and (b) any person or entity who would be covered by Item 404(a) of Regulation S-K promulgated under the Securities Act, on the other hand. Except as disclosed in the SEC Documents, there are no outstanding amounts payable to or receivable from, or advances by the Company or any of its Subsidiaries to, and neither the Company nor any of its Subsidiaries is otherwise a creditor of or debtor to, any beneficial owner of more than 5% of the outstanding shares of Common Stock, or any director, employee or affiliate of the Company or any of its Subsidiaries, other than (i) reimbursement for reasonable expenses incurred on behalf of the Company or any of its Subsidiaries or (ii) as part of the normal and customary terms of such persons’ employment or service as a director with the Company or any of its Subsidiaries.

bb.
Except as disclosed in its SEC Documents, the Company maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of the Company’s principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the SEC Documents, there are no material weaknesses in the Company’s internal control over financial reporting.

cc.
There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications to the extent that the Company is or has been required to comply with the Sarbanes-Oxley Act and such rules. Except as disclosed in the SEC Documents, the Company maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that are reasonably designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Exchange Act, and that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

dd.
Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than the Transaction Documents and the engagement letter(s) between the Selling Agents and the Company) that would give rise to a valid claim against the Company or any of its Subsidiaries or the Selling Agents for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

ee.
The Company is not and, after giving effect to the offering and sale of the Securities, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

ff.
Except as disclosed in the SEC Documents, the Company has not, in the 12 months preceding the Closing Date, received notice from the OTCQB marketplace on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. As of the Closing Date, the Company is in compliance with all such listing and maintenance requirements.

gg.
Except as would not have a Material Adverse Effect, the Company and its Subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof to the extent that such taxes have become due and are not being contested in good faith; and except as otherwise disclosed in the SEC Documents, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets except as would not have a Material Adverse Effect.

hh.
(i) The Company and its Subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received written notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its Subsidiaries, except in the case of each of clauses (hh)(i)(x), (hh)(i)(y) and (hh)(ii)(z) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.

ii.
Neither the Company, nor to the Company’s knowledge, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

jj.
There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in SEC Documents and is not so disclosed and would have or reasonably be expected to result in a Material Adverse Effect.

kk.	The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

ll.
Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

mm.
The Company does not have any agreement or understanding with any Subscriber with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents or any written agreement regarding the confidentiality and use of confidential information.

nn.
With respect to Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act ("Regulation D Securities"), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Selling Agents and the Subscribers a copy of any disclosures provided thereunder.

oo.
The Company is not aware of any person (other than any Issuer Covered Person or Dealer Covered Person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

pp.
The Company will notify the Selling Agents in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

D. Other Agreements

1.
The certificate(s) representing the Securities will bear a legend substantially similar to the legend set forth immediately below until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement, or (ii) in the opinion of counsel reasonably satisfactory to the Company such securities may be sold without registration under the Securities Act:

“These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the "blue sky" or securities laws of any state and may not be offered, sold, assigned or transferred except (i) pursuant to a registration statement under the Securities Act which has become effective and is current with respect to these securities, or (ii) pursuant to a specific exemption from registration under the Securities Act but only upon a holder thereof first having obtained the written opinion of counsel reasonably satisfactory to the Company, that the proposed disposition is consistent with all applicable provisions of the Securities Act as well as any applicable "blue sky" or similar securities laws. Notwithstanding the foregoing, these securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the securities; provided that in connection with any foreclosure or transfer of the securities, the transferor shall comply with the provisions [herein], in the Subscription Agreement and the Registration Rights Agreement, and upon foreclosure or transfer of the securities, such foreclosing person or transferee shall comply with all provisions contained [herein], in the Subscription Agreement and the Registration Rights Agreement. "

The Company acknowledges and agrees that a Subscriber may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Subscriber transferee of the pledge. No notice shall be required of such pledge, but Subscriber shall promptly notify the Company of any such subsequent transfer or foreclosure. Each Subscriber acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Subscriber and its pledgee or secured party. At the appropriate Subscriber’s expense, the Company will execute and deliver such reasonable documentation as such Subscriber may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Each Subscriber acknowledges and agrees that, except as otherwise provided in Section D.2, any Securities subject to a pledge or security interest as contemplated by this Section D.1 shall continue to bear the legend set forth in this Section D.1.

2.
The legend set forth in Section D.1 hereof shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act, or (ii) such Securities are sold or transferred or are eligible for sale and the holder has a present intent to sell pursuant to Rule 144 (if the transferor is not an affiliate of the Company). Following the earlier of (i) the Effectiveness Date (as defined in the Registration Rights Agreement) and (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Securities and without volume or manner-of-sale restrictions, the Company shall issue to the Transfer Agent the Irrevocable Transfer Agent Instructions and obtain, if possible, any legal opinion necessary for the Transfer Agent to comply with such instructions. Any fees (with respect to the Transfer Agent, Company counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. Following the Effectiveness Date, or at such earlier time as a legend is no longer required for certain Securities, the Company will promptly, following the delivery by a Subscriber to the Company (with written notice to the Company) of (i) a legended certificate representing Conversion Shares or Warrant Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in the form necessary to effect the reissuance and/or transfer) and an opinion of counsel to the extent required by applicable law or (ii) a Notice of  Conversion (as defined in the Certificate of Designation) or an Exercise Notice (as defined in the Warrants) in the manner stated to effect the conversion of the Preferred Shares and exercise of such Warrant in accordance with its terms, deliver or cause to be delivered to such Subscriber a certificate representing such Securities that is free from all restrictive legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section D.2 Certificates for Conversion Shares or Warrant Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to the Subscribers by crediting the account of the Subscriber’s prime broker with DTC as directed by such Subscriber.

3.
The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, substantially in the form of Exhibit A attached hereto (the “Irrevocable Transfer Agent Instructions”) in accordance with Section D.2. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section D.3 (or instructions that are consistent therewith) will be given by the Company to the Transfer Agent in connection with this Subscription Agreement, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Subscription Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section D.3 will cause irreparable harm to a Subscriber. Accordingly, the Company acknowledges that a remedy at law for a breach of its obligations under this Section D.3 will be inadequate and agrees, in the event of a breach by the Company of the provisions of this Section D.3, that a Subscriber shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

4.
If by the third (3rd) trading day after receipt of all documents necessary for the removal of the legends set forth in Section D.1 (pursuant to Section D.2) (or the fourth (4th) trading day if any part of the necessary documentation is delivered after 5:00 p.m. New York City time) (such date, the “Deadline Date”), the Company has failed to issue to a Subscriber an unlegended certificate, then, in addition to all other remedies available to such Subscriber, if on or after the trading day immediately following the Deadline Date, such Subscriber purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Subscriber anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Trading days after the Company receives such Subscriber’s written request and in such Subscriber’s sole discretion, either (i) pay cash to the Subscriber in an amount equal to such Subscriber’s total purchase price (including brokerage commissions, if any, that are reasonably documented in Subscriber’s written request) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Subscriber a certificate representing such shares of Common Stock and pay cash to the Subscriber in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock purchased in the Buy-In, times (b) the Closing Bid Price of a share of Common Stock on the Deadline Date.

5.
On or after 4:00 PM, New York City time, on the third (3rd) trading day immediately following the date this Agreement is accepted by the Company,  the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Selling Agents disclosing all material terms of the transactions contemplated hereby and will file a Current Report on Form 8-K with the SEC  describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Subscription Agreement, the form of Warrant and the Registration Rights Agreement)) and any other material non-public information delivered to the Subscribers (the “Form 8-K Filing”). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Subscriber or an affiliate of any Subscriber, or include the name of any Subscriber or an affiliate of any Subscriber in any press release or filing with the SEC (other than the Registration Statement) or any regulatory agency or trading market, without the prior written consent of such Subscriber, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the SEC and (ii) to the extent such disclosure is required by law, request of the Staff of the SEC or Trading Market regulations, in which case the Company shall provide the Subscribers with prior notice of such disclosure permitted under this subclause (ii). From and after the Form 8-K Filing, no Subscriber shall be in possession of any material, non-public information regarding the Company or its Subsidiaries received from the Company, any Subsidiary or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release and/or the Form 8-K Filing unless a Subscriber shall have executed a written agreement regarding the confidentiality and use of such information. Each Subscriber, severally and not jointly with the other Investors, covenants and agrees that until such time as the Form 8-K Filing has been completed as described in this Section D.5, such Subscriber will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). The Subscribers understand that the Company may rely on this agreement of confidentiality to comply with the exemptive provisions of Regulation FD under the Securities Act as set forth in Rule 100(b)(2)(ii) of Regulation FD.

6.
The Company covenants and agrees that, after the Form 8-K Filing, neither it, nor any other Person acting on its behalf, will provide any Subscriber or its agents or counsel with any information regarding the Company or its Subsidiaries that constitutes material, non-public information regarding the Company or its Subsidiaries without the express written consent of such Subscriber, unless prior thereto such Subscriber shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Subscriber without such Subscriber’s consent, the Company hereby covenants and agrees that such Subscriber shall not have any duty of confidentiality with respect to such material, non-public information.

7.
The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D. The Company, on or before the date of the Closing, shall take such reasonable action as the Company shall determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Subscribers under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification).

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

D. 1. Registration Rights

The Company and the Subscriber shall enter into the Registration Rights Agreement concurrently with the execution of this Subscription Agreement which shall set forth the rights the Subscriber and duties of the Company to register the Conversion Shares and Warrant Shares for resale.

E. Notice Provisions

Any and all notices, demands or requests required or permitted to be given under this Subscription Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by facsimile transmission with proof of electronic transmission, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section E, together with copies thereof as follows:

In the case of the Company to:

Fusion Telecommunications International, Inc.
420 Lexington Avenue, Suite 1718
New York, NY 10170
Attn:  President

With a copy to:

Fusion Telecommunications International, Inc.
1475 West Cypress Creek Road, Suite 204
Ft. Lauderdale, FL 33309
Attn:  Controller

In the case of Subscriber, to the address of Subscriber on the signature page to this Subscription Agreement.

Notice given as provided in this Section shall be deemed effective:  (i) on the business day hand delivered (or, if it is not a business day, then the next succeeding business day thereafter), (ii) on the first business day following the sending thereof by overnight courier, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service. As used herein, the term business day (other than Saturday or Sunday) shall mean any day when commercial banks are open in the State of New York.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
F. Miscellaneous.

1.	This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.

2.
The Offering Documents, together with the Transaction Documents, constitute the entire agreement between the Subscriber and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party to be bound thereby.

3.
No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party or parties to be bound thereby.  A waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

4.
Subscriber acknowledges that the subscription made hereby is not binding upon the Company until the Company accepts it.  The Company has the right to accept or reject this subscription in whole or in part in its sole and absolute discretion.  If this subscription is rejected in whole, the Company shall return the purchase price to Subscriber, without interest or deduction, and the Company and Subscriber shall have no further obligation to each other by reason of this Subscription Agreement or the subscription made hereby.

5.	The representations and warranties of the Company and the Subscriber made in this Subscription Agreement shall survive the Closing and the execution and delivery hereof and delivery of the Securities.

6.
Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

7.
The Preferred Shares, Warrants, Conversion Shares and Warrant Shares will be restricted securities and shall not be eligible for resale unless registered or an exemption from registration is provided for in the Securities Act in accordance with Rule 144.

8.
Fusion does not currently have a sufficient number of authorized but unissued and unreserved shares of Common Stock to permit all of the Preferred Shares to be converted and all of the Warrants to be exercised. Accordingly, the Preferred Shares may not be converted, and the Warrants may not be exercised, until the Share Authorization Date.

9.
Subscriber and the Company hereby irrevocably waive trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with this Subscription Agreement or Subscriber's purchase of the Units.

10.
Except as expressly provided herein, this Subscription Agreement, the Registration Rights Agreement, the Certificate of Designation, the Warrants and the Escrow Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and may be amended only by a writing executed by all of the parties hereto.

[Offering Information, Legends, and Notices Follow]

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

OFFERING INFORMATION, LEGENDS, AND NOTICES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), OR ANY STATE REGULATORY AUTHORITY.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE OFFERED TO ACCREDITED INVESTORS, AS DEFINED IN RULE 501 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS FOR NONPUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE SECURITIES SUCH SECURITIES MAY ONLY BE RESOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IF, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.

THE OFFEREE, BY ACCEPTING DELIVERY OF THE OFFERING MATERIALS, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

ANY OFFERING MATERIALS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED.  ANY REPRODUCTION OR DISTRIBUTION OF ANY OFFERING MATERIALS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIM/HERSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR RESIDENTS OF FLORIDA

EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN MAY HAVE THE RIGHT, TO THE EXTENT PROVIDED IN SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID.  SUCH RIGHT OF WITHDRAWAL MAY BE EXERCISED PRIOR TO THE EXPIRATION OF THREE (3) BUSINESS DAYS AFTER THE LATER TO OCCUR OF (A) PAYMENT OF THE PURCHASE HAS BEEN MADE TO THE COMPANY, ITS AGENT, OR AN ESCROW AGENT OR (B) COMMUNICATION OF THE RIGHT OF WITHDRAWAL TO THE FLORIDA RESIDENT.  WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON.  TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH HEREIN INDICATING HIS INTENTION TO WITHDRAW.

SUCH LETTER OR TELEGRAM SHOULD BE SET AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY.  IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED.  IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

SIGNATURE PAGE FOR:

INDIVIDUAL INVESTOR

IN WITNESS WHEREOF, this Subscription Agreement has been executed by Subscriber and by the Company on the respective dates set forth below.

Signature	Signature (If Purchased Jointly)
__________________________________________________________	__________________________________________________________

Print Name __________________________________________________	Print Name __________________________________________________

Date: ______________________________________________________	Date: ______________________________________________________

Social Security # _____________________________________________	Social Security # _____________________________________________

Residential Address __________________________________________	Residential Address __________________________________________

_________________________________________________________	_________________________________________________________

Telephone # _______________________________________________	Telephone # _______________________________________________

Fax # ____________________________________________________	Fax # ____________________________________________________

Email: ____________________________________________________	Email: ____________________________________________________

EXACT Name in which Securities are to be issued: ____________________________________________________________________________________________

_______________________________________________________________________________________________________________________________________________

Purchase Price: $___________________________________________

Form of Joint Ownership (if applicable):	☐	Tenants-in-Common	☐	Joint Tenants with Right of Survivorship

☐	Other:	______________________________________________________________________________________________________________________________________________

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

SIGNATURE PAGE FOR:

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY OR TRUST

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below:

By: ___________________________________________________	Federal Tax ID Number ________________________________________

Name: _________________________________________________	State of Organization _________________________________________

Title: __________________________________________________

Date: __________________________________________________

Principal Business Address:	____________________________________________________________________________________________________________________

Attn: ___________________________________________________

Telephone: _______________________________________________

Fax: ____________________________________________________

Email: ____________________________________________________

EXACT Name in which Securities are to be issued: ____________________________________________________________________________________________

_______________________________________________________________________________________________________________________________________________

Purchase Price: $___________________________________________

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

SIGNATURE PAGE FOR:

SUBSCRIPTION AGREEMENT ACCEPTANCE

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation

By:	_______________________________________________

Printed Name:	_______________________________________________

Title:	_______________________________________________

Dated:	_______________________________________________

Subscription Agreement No:	_______________________________________________

Subscriber:	_______________________________________________

Amount of Purchase Price:	$ ______________________________________________